SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      July 22, 1997
                                                   -------------------

                        MARSHALLTOWN FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                  0-23352              42-1413971
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          (State or other jurisdiction  (Commission     (IRS Employer
       of incorporation)             File Number)        Identification No.)


               303 West Main Street, Marshalltown, Iowa      50158
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          (Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code (515)754-6000
                                                          -------------


        (Former name or former address, if changed since last report.)


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Item 5.   Other Events
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          A press release announcing quarterly results was issued July 22,
          1997.
          A copy is attached as Exhibit 99.

Item 7.   Financial Statements and Exhibits

          ---------------------------------
          (c) Exhibits

              99.  Press release dated July 22, 1997


Signature

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              MARSHALLTOWN FINANCIAL CORPORATION




July 22, 1997                        /s/  "William C. Gross"
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   Date                              William C. Gross
                                     Executive Vice President and
                                     Chief Financial Officer



July 22, 1997                        /s/  "Judy L. Roberts"
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   Date                              Judy L. Roberts
                                     Vice President and Treasurer